Exhibit 10.20

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is entered into as of November 20, 2014, by and among WEX INC., a Delaware corporation (the “Company”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).
RECITALS:
WHEREAS, the Company, the Specified Designated Borrower (as defined therein), the Administrative Agent and the Lenders party thereto are parties to the Second Amended and Restated Credit Agreement, dated as of August 22, 2014 (as in effect from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement; and
WHEREAS, the Borrowers, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement to modify certain provisions thereof, all as provided herein;
NOW THEREFORE, in consideration of the premises and the agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.Interpretation.
1.1    Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Sections 1.02, 1.03, 1.04 and 1.08 of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Definitions. Section 1.01 of the Credit Agreement is hereby amended as follows:
(a)    by restating the definition of “Limited Guaranty” in its entirety as follows:
“Limited Guaranty” means a Foreign Subsidiary Guaranty (which, in the case of a Limited Guaranty of any WES Entity, shall be a guarantee only of the Obligations of WEX International Holdings), recourse to the guarantor under which is limited to a maximum of $350,000,000 or, in the case of a Foreign Subsidiary Guaranty by a WES Entity, the least of (x) the aggregate outstanding Obligations of WEX International Holdings, (y) $350,000,000 (or such lower amount as may be designated in accordance with Section 1.03(a), (b), and (c) of the Agreed Credit Support Principles if such Foreign Subsidiary Guaranty is also a Reduced Guaranty), and (z) the aggregate amount of Investments in the WES Entities (including, without limitation, any amounts invested pursuant to Section 7.02(aa)) made on or after the Second Restatement Date by the Non-WES Entities, less the total amount of returns on such Investments actually received in cash or Cash Equivalents on or after the Second Restatement Date by the Non-WES Entities.

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(b)    by adding the following definitions in the proper alphabetical order:
“Non-WES Entity” means the Company or any direct or indirect Subsidiary thereof that is not a WES Entity.

“WES Entity” means WES or any direct or indirect Subsidiary thereof.

2.2    Amendment to Compliance Certificate. Exhibit D of the Credit Agreement is hereby amended by adding the following paragraph 5:
5.    As of the Statement Date (as defined herein) the aggregate amount of Investments in the WES Entities (including, without limitation, any amounts invested pursuant to Section 7.02(aa)) by Non-WES Entities from and after the Second Restatement Date, less the returns on such Investments by the Non-WES Entities received in cash or Cash Equivalents from and after the Second Restatement Date, is $____________________.

Section 3.    Certain Representations. The Company, on behalf of itself and the other Loan Parties, hereby represents and warrants to the Administrative Agent and the Lenders party hereto, after giving effect to this Amendment, as follows:
3.1    the execution and delivery of this Amendment have been duly authorized by all requisite corporate action on the part of the Company;
3.2     the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date), and as of the date of this Amendment and after giving effect hereto, no Default or Event of Default has occurred and is continuing; and
3.3    this Amendment constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

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Section 4.    Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:
4.1    this Amendment shall have been executed by the Company, the Administrative Agent and the Required Lenders; and
4.2    the Company shall have paid all reasonable legal fees and expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, and for which they have received invoices at least one Business Day prior to the date the other conditions in this section have been satisfied.
Section 5.    Miscellaneous.
5.1    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.2    Severability. If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 4.2, if and to the extent that the enforceability of any provisions in this Amendment relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
5.3    Headings. The headings of the several sections and other portions of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
5.4    Loan Documents Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as modified hereby. Except as herein otherwise specifically provided, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any provision of the Credit Agreement or any other Loan Document, including, without limitation, the guarantees, pledges and grants of security interests, as applicable, under each of the Collateral Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment is a Loan Document.
5.5    Entire Agreement. This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, for its own account and benefit and/or for the account, benefit of, and distribution to, the

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Lenders, constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof or thereof. To the extent that there is any conflict between the terms and provisions of this Amendment and the terms and provisions of any other Loan Document the terms and provisions of this Amendment will prevail.
5.6    Acknowledgments. The Company, on behalf of itself and the other Loan Parties, hereby acknowledges that:
(a)    it has consulted and been advised by legal counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents and it has consulted accounting, regulatory and tax advisors to the extent it has deemed appropriate;
(b)    it is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Amendment and by the other Loan Documents;
(c)    neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;
(d)    the Administrative Agent has no obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated by this Amendment and by the other Loan Documents, except any obligations expressly set forth in this Amendment and in the other Loan Documents;
(e)    the Administrative Agent and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Administrative Agent has no obligation to disclose any of such interests to the Borrowers or any of their respective Affiliates; and
(f)    no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.
5.7    Counterparts; Integration. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 3, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment

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5.8    Governing Law; Jurisdiction; Etc.
(a)    GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    SUBMISSION TO JURISDICTION. THE COMPANY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE COMPANY OR ANY OTHER BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    WAIVER OF VENUE. THE COMPANY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

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(d)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
5.9    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
5.10    Required Lender Direction. Each Lender party hereto directs the Administrative Agent to execute and deliver this Amendment.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.
COMPANY:
WEX INC.

By: /s/ Steven A. Elder_______________________
Name: Steven A. Elder
Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/ Angela A. Larkin
Name: Angela Larkin
Title: Assistant Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

REQUIRED LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Jane A. Parker
Name: Jane A. Parker
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ David M. Crane
Name: David M. Crane
Title: Senior Vice President

Dated:	11/13/2014

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

SUNTRUST BANK, as Lender

By: /s/ David Bennett
Name: David Bennett
Title: Director

Dated:	11/14/14

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

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